UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2024

CATCHA INVESTMENT CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40061	98-1574476
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 Raffles Place #06-01, Bharat Building, Singapore	048617
(Address of principal executive offices)	(Zip Code)

+65 6829-2294

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares included as part of the units	CHAA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K of Catcha Investment Corp. (the “Company”) filed with the Securities and Exchange Commission on February 23, 2024, the Company’s shareholders approved an amendment to the Company’s amended and restated memorandum and articles of association to provide the Company’s board of directors the ability to extend the date (an “Extension”) by which the Company must (1) consummate an initial business combination, (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of its Class A ordinary shares included as part of the units sold in the Company’s initial public offering that was consummated on February 17, 2021 from February 17, 2024 up to three times by one month each to March 17, 2024, April 17, 2024, or May 17, 2024. In connection with the approval of such amendment, Catcha Holdings LLC (the “Sponsor”) indicated that it would deposit into the Company’s trust account established in connection with its initial public offering cash in the amount of $47,206.68 for each monthly Extension. The Sponsor has already made such deposits with respect to the Extensions through April 17, 2024.

On March 27, 2024, the Company issued an unsecured convertible promissory note (the “2024 Extension Note”) to the Sponsor, pursuant to which the Company may borrow up to $141,620.04 (the “2024 Extension Loan”) from the Sponsor, consisting of the aggregate amount of the potential Extensions through May 17, 2024. Pursuant to the 2024 Extension Note, the Sponsor has agreed to deposit into the Company’s trust account established in connection with its initial public offering cash in the amount of $47,206.68 per monthly Extension (or a pro rata portion thereof if less than a month), and the Company has agreed that the amount of each such deposit shall constitute a loan, until the earlier of (i) the date of the extraordinary general meeting held in connection with a shareholder vote to approve an initial business combination, and (ii) the date that $141,620.04 has been loaned. Such loan may, at the Sponsor’s discretion, be converted into warrants (the “2024 Extension Loan Warrants”) to purchase Class A ordinary shares of the Company, par value $0.0001 per share (“Class A Ordinary Shares”), at a conversion price equal to $1.50 per warrant, with each warrant entitling the holder to purchase one Class A Ordinary Share at a price of $11.50 per share, subject to the same adjustments applicable to the warrants issued to the Sponsor in the private placement that closed on February 17, 2021 (the “Private Placement Warrants”) in connection with the initial public offering of the Company’s securities. The terms of the 2024 Extension Loan Warrants will be identical to those of the Private Placement Warrants. The 2024 Extension Loan will not bear any interest, and will be repayable by the Company to the Sponsor, on a date that is the earlier of (a) the consummation of the Company’s initial merger, stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities and (b) the liquidation of the Company. The maturity date of the 2024 Extension Loan may be accelerated upon the occurrence of an Event of Default (as defined under the 2024 Extension Note).

The issuance of the 2024 Extension Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended. The foregoing description of the 2024 Extension Note does not purport to be complete and is qualified in its entirety by reference to the full text of the 2024 Extension Note, a copy of which is filed herewith as Exhibit 10.1 hereto and is incorporated herein by reference.

On March 29, 2024, the Company issued an unsecured convertible promissory note (the “2024 Convertible Promissory Note”) to the Sponsor, pursuant to which the Company may borrow up to $500,000.00 (the “Working Capital Loan”) from the Sponsor. Such loan may, at the Sponsor’s discretion, be converted into warrants (the “Working Capital Loan Warrants”) to purchase Class A Ordinary Shares, at a conversion price equal to $1.50 per warrant, with each warrant entitling the holder to purchase one Class A Ordinary Share at a price of $11.50 per share, subject to the same adjustments applicable to the

Private Placement Warrants. The terms of the Working Capital Loan Warrants will be identical to those of the Private Placement Warrants. The Working Capital Loan will not bear any interest, and will be repayable by the Company to the Sponsor, on a date that is the earlier of (a) the consummation of the Company’s initial merger, stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities and (b) the liquidation of the Company. The maturity date of the Working Capital Loan may be accelerated upon the occurrence of an Event of Default (as defined under the 2024 Convertible Promissory Note).

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Promissory Note, dated as of February 17, 2024 and issued to Catcha Holdings LLC on March 27, 2024

10.2	Promissory Note, dated as of March 29, 2024 and issued to Catcha Holdings LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 2, 2024

CATCHA INVESTMENT CORP

By:	/s/ Patrick Grove
Name:	Patrick Grove
Title:	Chairman and Chief Executive Officer